UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – February 14, 2022
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2022, Allegion plc (the “Company”) made the following announcements:

•CFO transition. Patrick S. Shannon, Senior Vice President and Chief Financial Officer, has announced he will retire from his position as the Company’s Chief Financial Officer effective March 1, 2022 (the “Effective Date”). After the Effective Date, he will remain with the Company through a transition period and retire from the Company by September 2, 2022. During this transition period, Mr. Shannon will serve as Senior Vice President and continue to report to Mr. Petratis. There are no material changes to Mr. Shannon’s compensatory arrangement as a result of his planned retirement.

•CFO appointment. Michael J. Wagnes, Vice President and General Manager, Commercial Americas, has been appointed to the position of Senior Vice President and Chief Financial Officer, effective March 1, 2022, succeeding Mr. Shannon. Mr. Wagnes, age 48, has been with Allegion and the former Ingersoll Rand (prior to Allegion’s spin in 2013) since 2006. He has been serving as Vice President and General Manager, Commercial Americas since January 2020, and was previously Treasurer from 2013 and Vice President – Investor Relations and Treasurer from August 2016 till January 2020.

Upon assuming his new position, Mr. Wagnes will receive, as approved by the Compensation and Human Capital Committee of the Board, a base salary with an annualized amount of $500,000 and will be eligible to receive an annual cash incentive award with a target opportunity of 75% of his base salary. He will also be eligible to receive an annual long-term incentive award valued at $1 million when the Company next grants such awards to eligible employees, with 50% of the award’s value granted in the form of Performance Stock Units (“PSUs”), 25% of the award’s value granted in the form of Restricted Stock Units (“RSUs”), and 25% of the award’s value granted in the form of stock options, in accordance with the Company’s practice for structuring such awards for executive officers, and as described in the Company’s 2021 proxy statement. Mr. Wagnes will also receive a financial and tax planning services allowance of up to $12,000 annually and be eligible to participate in the executive health program in an amount not to exceed $2,000 annually. Mr. Wagnes will also participate in the Allegion Change in Control Plan. Mr. Wagnes’ offer letter is attached as Exhibit 10.1 and incorporated herein by reference. Additional information about Allegion’s executive compensation program can be found in its 2021 proxy statement.

There are no arrangements or understandings between Mr. Wagnes and any other person pursuant to which he was appointed to serve as the Company’s principal financial officer. There is no transaction between Mr. Wagnes (or his immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

A copy of the press release regarding the above senior leadership transitions is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 15, 2022, the Company also made the following announcement:

•CAO transition and appointment. Nickolas A. Musial, Vice President of Finance, Allegion Americas, has been appointed to the position of Vice President, Controller and Chief Accounting Officer, effective March 1, 2022, succeeding Douglas P. Ranck, who is retiring from the Company. Mr. Musial, age 41, has been with the Company since 2013. He has been serving as Vice President of Finance, Allegion Americas since 2017, and was previously Director of External Reporting from 2013 till May 2016 and Vice President, Audit from May 2016 till August 2017.

Upon assuming his new position, Mr. Musial will receive, as approved by the Compensation and Human Capital Committee of the Board, a base salary with an annualized amount of $290,000 and will be eligible to receive an annual cash incentive award with a target opportunity of 50% of his base salary. He will also be eligible to receive an annual long-term incentive award valued at $180,000 when the Company next grants such awards to eligible employees, in accordance with the Company’s practice for structuring such awards for similarly situated employees within the Company. Mr. Musial will also receive a financial and tax planning services allowance of up to $10,000 annually and be eligible to participate in the executive health program in an amount not to exceed $2,000 annually. Mr. Musial will also participate in the Allegion Change in Control Plan.

There are no arrangements or understandings between Mr. Musial and any other person pursuant to which he was appointed to serve as the Company’s principal accounting officer. There is no transaction between Mr. Musial (or his immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD
The Company also announced that David S. Ilardi, General Manager, Allegion Home, has been appointed to the position of Senior Vice President – Allegion Americas, effective March 1, 2022, reporting to Mr. Petratis. Mr. Ilardi succeeds Luis Orbegoso, former Senior Vice President – Allegion Americas, who left the Company to pursue other opportunities.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	M. Wagnes Offer Letter dated February 14, 2022
99.1	Press Release of Allegion plc dated February 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document in Exhibit 101)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	February 15, 2022	/s/ Hatsuki Miyata
Hatsuki Miyata Secretary